UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
______________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 29, 2007

ASHLAND INC.
(Exact name of registrant as specified in its charter)

Kentucky
(State or other jurisdiction of incorporation)

1-32532	20-0865835
(Commission File Number)	(I.R.S. Employer Identification No.)

50 E. RiverCenter Boulevard, Covington, Kentucky  41011
(Address of principal executive offices)   (Zip Code)

P.O. Box 391, Covington, Kentucky  41012-0391
(Mailing Address)   (Zip Code)

Registrant’s telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On October 29, 2007, Ashland Inc. will include the information contained in exhibits 99.1-99.15, and graphic images thereof, on the “Investor Center” section of its website located at www.ashland.com, or in employee communications.

Ashland is furnishing the information pursuant to the Securities and Exchange Commission’s (“SEC”) Regulation FD. The information contained in exhibits 99.1-99.15 is summary information concerning key metrics for Ashland’s divisional operations and is intended to be considered in the context of Ashland’s SEC filings and other public announcements that Ashland may make from time to time. Included in the financial information are the effects of changes in Ashland’s accounting methodology as a result of the implementation of Ashland’s enterprise resource planning (“ERP”) system.  The new ERP system allows Ashland to report income from certain foreign jurisdictions (which were previously on different computer systems) at the same time as United States operations.  Previously this information was available only on a one-month lag. As a result of this change, operations in these non-United States jurisdictions will generate thirteen months of sales in fiscal 2007.  The change had an effect on sales reported in August on Ashland Form 8-K filed on September 25, 2007, and will have an effect on sales reported on this Form 8-K for September 2007.  The effect is as follows for the September 2007 results:

Exhibit 99.1	Ashland Distribution Sales/Shipping Day	+1.111
Exhibit 99.2	Ashland Distribution Revenue	+21
	Ashland Distribution Revenue – 12 Month Rolling Average	+2
Exhibit 99.3	Ashland Distribution Gross Profit	No change
Exhibit 99.4	Ashland Performance Materials Sales/Shipping Day	+2.193
Exhibit 99.5	Ashland Performance Materials Revenue	+41.6
	Ashland Performance Materials Revenue – 12 Month Rolling	+3.5
Exhibit 99.6	Ashland Performance Materials Gross Profit – 3 Month	-0.3%
	Ashland Performance Materials Gross Profit 12 Month	-0.2%
Exhibit 99.7	Ashland Water Technologies Sales/Shipping Day	+0.863
Exhibit 99.8	Ashland Water Technologies Revenue	+16.4
	Ashland Water Technologies Revenue – 12 Month Rolling	+1.4
Exhibit 99.9	Ashland Water Technologies Gross Profit – 3 Month Rolling	+0.2%
	Ashland Water Technologies Gross Profit – 12 Month Rolling	No change
Exhibit 99.10	Valvoline Premium Oil Sales	No change
Exhibit 99.11	Valvoline Revenue	+0.3
	Valvoline Revenue – 12 Month Rolling Average	No change
Exhibit 99.12	Valvoline Gross Profit	No change
Exhibit 99.13	Valvoline Lubricant Gallons	No change
Exhibit 99.14	VIOC 12 Month Rolling Average Sales	No change

    By filing this report on Form 8-K, Ashland makes no admission as to the materiality of any information in this report. Ashland reserves the right to discontinue the availability of the data in the attached exhibits.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits
99.1	Website data concerning Ashland Distribution’s sales per shipping day
99.2	Website data concerning Ashland Distribution’s revenue
99.3	Website data concerning Ashland Distribution’s gross profit
99.4	Website data concerning Ashland Performance Materials’ average sales per shipping day
99.5	Website data concerning Ashland Performance Materials’ revenue
99.6	Website data concerning Ashland Performance Materials’ gross profit
99.7	Website data concerning Ashland Water Technologies’ average sales per shipping day
99.8	Website data concerning Ashland Water Technologies’ revenue
99.9	Website data concerning Ashland Water Technologies’ gross profit
99.10	Website data concerning Valvoline’s premium oil sales
99.11	Website data concerning Valvoline’s revenue
99.12	Website data concerning Valvoline’s gross profit
99.13	Website data concerning Valvoline’s lubricant gallons
99.14	Website data concerning Valvoline Instant Oil Change’s twelve month rolling average sales
99.15	Ashland Distribution's non-GAAP metric information

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASHLAND INC.
(Registrant)

October 29, 2007	/s/ J. Marvin Quin
J. Marvin Quin
Senior Vice President
and Chief Financial Officer

 EXHIBIT INDEX

99.1	Website data concerning Ashland Distribution’s sales per shipping day
99.2	Website data concerning Ashland Distribution’s revenue
99.3	Website data concerning Ashland Distribution’s gross profit
99.4	Website data concerning Ashland Performance Materials’ average sales per shipping day
99.5	Website data concerning Ashland Performance Materials’ revenue
99.6	Website data concerning Ashland Performance Materials’ gross profit
99.7	Website data concerning Ashland Water Technologies’ average sales per shipping day
99.8	Website data concerning Ashland Water Technologies’ revenue
99.9	Website data concerning Ashland Water Technologies’ gross profit
99.10	Website data concerning Valvoline’s premium oil sales
99.11	Website data concerning Valvoline’s revenue
99.12	Website data concerning Valvoline’s gross profit
99.13	Website data concerning Valvoline’s lubricant gallons
99.14	Website data concerning Valvoline Instant Oil Change’s twelve month rolling average sales
99.15	Ashland Distribution's non-GAAP metric information